UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 14, 2005
                                                         ----------------

                        THE DOE RUN RESOURCES CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



        NEW YORK                File No. 333-66291               13-1255630
        --------                ------------------               ----------

    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation)                                                Number)


      1801 Park 270 Drive, Suite 300, St. Louis, Missouri      63146
      -----------------------------------------------------------------
            (Address of principal executive offices)         (zip code)


    Registrant's telephone number, including area code:    (314) 453-7100
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 14, 2005, the Doe Run Resources Corporation (the "Company"), entered into an agreement to amend the Amended and Restated Loan and Security Agreement (the "Agreement"), dated as of October 29, 2002 and previously disclosed on its Form 10-K dated June 2, 2004, by and among, the Company, The Buick Resource Recycling Facility and Fabricated Products, Inc. as borrowers, DR Land Holdings, LLC, as Guarantor, the financial institutions named therein, as lenders, Wachovia Bank, National Association, as Agent and The CIT Group/Business Credit, Inc., as co-agent (the "Amendment"). The Amendment extends the maturity date of the Agreement to August 29, 2008.

On October 14, 2005, the Company entered into an agreement to amend the Amended and Restated Credit Agreement (the "Credit Agreement"), dated as of April 30, 2004 and previously disclosed on its Form 10-K dated June 2, 2004, by and between the Company and the Renco Group, Inc. ("Renco"), as agent and lender (the "Credit Amendment"). The Credit Amendment extended the maturity date of the Credit Agreement with $7,500,000 due October 31, 2005 and the balance of $8,000,000 due November 30, 2005. All of the issued and outstanding common and preferred stock of the Company is owned directly or indirectly by Renco.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE DOE RUN RESOURCES CORPORATION
                                     (Registrant)



                                     By:  /s/ David A. Chaput
                                          ------------------------------------
                                          David A. Chaput
                                          Chief Financial Officer
                                          (duly authorized officer and
                                          principal financial officer)
Dated:  October 17, 2005